SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 18, 2005

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                             SIGA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-23047                  13-3864870
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
    of incorporation or                                      identification no.)
      organization)

   420 Lexington Avenue,
         Suite 408                                                 10170
    New York, New York                                           (Zip code)
   (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (212) 672-9100



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

--------------------------------------------------------------------------------

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

            On August 18, 2005, SIGA Technologies, Inc. (the "Company") received notice from The Nasdaq Stock Market ("NASDAQ") that, based on the Company's Form 10-Q for the period ended June 30, 2005, NASDAQ believed the Company is no longer in compliance with Nasdaq Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity, $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The staff of the Nasdaq Stock Market (the "Staff") is reviewing the Company's eligibility for continued listing on the Nasdaq SmallCap Market and has requested that the Company provide a specific plan by September 2, 2005, which demonstrates the Company's ability to achieve and sustain compliance with all of the Nasdaq SmallCap Market continued listing requirements.

            The Company intends to submit a detailed plan to the Nasdaq Stock Market regarding its proposal to comply with all of the Nasdaq SmallCap Market continued listing requirements. The Staff will review the Company's plan and notify the Company if the Staff has any questions regarding the plan. If the Staff believes the Company's plan does not adequately address the issues described above, the Staff will provide notification that the Company's securities will be delisted. In such event, the Company may appeal the decision to a Nasdaq Listing Qualifications Panel.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SIGA TECHNOLOGIES, INC.


                              By: /s/ Thomas N. Konatich
                                  -------------------------------
                                  Name:  Thomas N. Konatich
                                  Title: Chief Financial Officer


Date: August 24, 2005








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